UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2007

LCC INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-21213 (Commission File Number)	54-1807038 (IRS Employer Identification Number)

7925 Jones Branch Drive, McLean, VA (Address of principal executive offices)		22102 (Zip Code)

Registrant’s telephone number, including area code: (703) 873-2000

Former name or former address, if changed since last report: Not applicable
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On March 12, 2007 at 8:30 a.m. Eastern Time, LCC International, Inc. (the “Company”) held a conference call regarding the announcement of financial results for the fourth quarter and fiscal year ended December 31, 2006. In response to questions posed by certain members of the audience the Company gave guidance regarding certain results of operation for the first quarter of 2007.

The webcast of the conference call is available on the Company’s website, at www.lcc.com, under the “Investor Relations” caption.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCC International, Inc.

	By:	/s/ Peter A. Deliso
Name: Peter A. Deliso. Title: Senior Vice President New Ventures, General Counsel and Secretary

Date: March 12, 2007